Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of New Energy Technologies, Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2012, as filed with the Securities and Exchange Commission on November __, 2012 (the “Report”), I, John A. Conklin, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 28, 2012	/s/ John A. Conklin
John A. Conklin
President, Chief Executive Officer, Chief Financial Officer and Director